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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 29, 2013

NetSpend Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34915	20-2306550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Brazos Street, Suite 1300
Austin, Texas
(Address of Principal executive offices, including Zip Code)

(512) 532-8200
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        As previously reported, on February 19, 2013, NetSpend Holdings, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement") with Total System Services, Inc. ("TSYS") and General Merger Sub, Inc., a wholly-owned subsidiary of TSYS ("Merger Sub"). On May 29, 2013, in connection with the memorandum of understanding described below, the Company, TSYS and Merger Sub entered into an amendment to the Merger Agreement (the "Amendment") pursuant to which: (i) the termination amount payable to TSYS upon termination of the Merger Agreement in order to accept a Superior Proposal (as defined in the Merger Agreement), is reduced from $52.6 million to $44.0 million; (ii) in the event the Company stockholders fail to approve the adoption of the Merger Agreement at the special meeting and the Merger Agreement is subsequently terminated, the tail period for certain transactions that could trigger a termination fee is reduced from twelve months to eight months after termination; (iii) the matching period for notice to TSYS before the Company may enter into a Superior Proposal (as defined in the Merger Agreement) is reduced from five business days to three business days; and (iv) TSYS waives its rights under a provision in the Merger Agreement that would permit it to delay the closing for up to 12 business days after the stockholder vote even if the other conditions to closing were satisfied.

        The Merger Agreement, as amended, remains in full force and effect. The foregoing description of the Merger Agreement is qualified by reference to the full text of the Merger Agreement, which is included as Exhibit 2.1 to the Company's Current Report on Form 8-K filed by the Company as of February 19, 2013 and is incorporated by reference to this Item 1.01. The foregoing description of the Amendment is qualified in its entirety by the full text of such Amendment, which is attached hereto as Exhibit 2.1 and incorporated in its entirety herein by reference.

Item 8.01.    Other Events.

ADJOURNMENT OF SPECIAL MEETING

        On May 29, 2013, the Company issued a press release announcing it plans to adjourn the special meeting of holders of Company common stock previously scheduled for May 31, 2013. The special meeting will be adjourned to June 18, 2013 at 10:00 a.m. Central Time, at the San Jacinto Conference Center, 98 San Jacinto Blvd., Suite 160, Austin, Texas 78701. The record date for the special meeting will remain April 3, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated in its entirety herein by reference.

PRELIMINARY SETTLEMENT OF CERTAIN LITIGATION

        As previously reported, in the definitive proxy statement filed by the Company with the Securities and Exchange Commission ("SEC") on April 23, 2013, a putative class action entitled Koehler v. NetSpend Holdings, Inc. et. al. (the "Koehler action") was filed in the Court of Chancery of the State of Delaware on March 1, 2013 and a putative class action entitled Bushansky v. NetSpend Holdings, Inc. et al. (together with the Koehler action, the "Actions") was filed in the District Court of Travis County, Texas on February 25, 2013, each in connection with the Company's proposed merger with TSYS pursuant to the Merger Agreement. On May 21, 2013, the Delaware Chancery Court issued a memorandum opinion in the Koehler action denying the plaintiff's motion for a preliminary injunction, which sought to enjoin a shareholder vote on the proposed merger.

        While the Company and the other defendants believe that each of the Actions is without merit, in an effort to minimize the cost and expense of any litigation relating to such Actions, on May 29, 2013, the defendants reached an agreement in principle with the plaintiffs regarding settlement of the Actions. In connection with the settlement contemplated by that agreement in principle, as set forth in a Memorandum of Understanding ("MOU"), dated as of May 29, 2013, the Actions and all claims asserted therein will be dismissed. Pursuant to the terms of the MOU, without agreeing that any of the claims in the Actions have merit or that any supplemental disclosure was required under any applicable statute, rule, regulation or law, the Company agrees to make certain amendments to the Merger

Agreement as described in Item 1.01 above. The MOU further provides that, consistent with the terms of the Merger Agreement, prior to the receipt of approval of the Company stockholders, the Company may furnish information to, and engage in discussions and negotiations with, third parties who make unsolicited bona fide acquisition proposals if certain conditions are met. In addition, the parties have agreed that the special meeting of NetSpend stockholders that is currently scheduled to be held on May 31, 2013 will be adjourned to June 18, 2013.

        There can be no assurance that the court will approve the settlement, or that any eventual settlement will be under the same terms as those contemplated by the agreement in principle.

        The foregoing description of the MOU is qualified in its entirety by the full text of such MOU, which is attached hereto as Exhibit 99.2 and incorporated in its entirety herein by reference.

SUPPLEMENT TO PROXY STATEMENT

        The following information amends and/or supplements the definitive proxy statement for the special meeting filed by the Company on April 23, 2013 and should be read in conjunction with the proxy statement, and terms used below have the meanings set forth in the proxy statement, unless otherwise defined below.

  Termination Fees and Expenses

        The description on page 13 under the heading "Restriction on Solicitation of Acquisition Proposals", on page 15 under the heading "Termination Fees and Expenses", on page 106 under the heading "Conditions to the Merger—Conditions to the TSYS and Sub's Obligation's" and on page 109 under the heading "Termination Fees and Expenses" should be amended as follows:

        References to "$52.6 million" should be replaced with "$44 million", and all references to the "Termination Amount" or "termination fee" should be deemed to refer to "$44 million".

  Litigation Relating to the Merger

        The last paragraph on page 83 should be supplemented by inserting the following text after the last sentence thereof:

        On May 29, 2013, the Company entered into a Memorandum of Understanding with the plaintiffs of the Bushansky and Koehler actions, under which, subject to court approval, the plaintiffs agreed that all claims were to be dismissed.

Cautionary Statement Regarding Forward-Looking Statements

        Statements about the expected timing, completion and effects of the proposed merger and all other statements in this document, other than historical facts, constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements. The Company may not be able to complete the proposed merger on the terms described above or other acceptable terms or at all because of a number of factors, including the failure to obtain stockholder approval or the failure to satisfy the closing conditions. Factors that may affect the business or financial results of the Company are described in the risk factors included in the Company's filings with the Securities and Exchange Commission, including the Company's 2012 Annual Report on Form 10-K, the Company's 2012 Annual Report on Form 10-K/A and later filed quarterly reports on Form 10-Q and Current Reports on Form 8-K, which factors are incorporated herein by reference. The Company expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

Additional Information and Where to Find It

        This communication may be deemed to be solicitation material in respect of the proposed merger. In connection with the proposed merger, the Company filed a definitive Proxy Statement with the SEC on April 23, 2013. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and stockholders may obtain free copies of the proxy statement and other documents filed by the Company (when available) free of charge at the SEC's Web site at www.sec.gov or in the Investor Relations section of the Company's Web site at www.netspend.com. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to NetSpend Holdings, Inc., Attn: Secretary, Telephone (512) 532-8200.

Participants in Solicitation

        The Company and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the Company's stockholders in connection with the proposed merger. Information concerning the interests of the directors and executive officers of the Company is set forth in the Company's Annual Report on Form 10-K/A, which was filed with the SEC on April 19, 2013. Additional information regarding the interests of these individuals and other persons who may be deemed to be participants in the solicitation has been included in the definitive proxy statement relating to the transaction as filed with the SEC on April 23, 2013.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description of Exhibit
2.1	First Amendment to Agreement and Plan of Merger, dated May 29, 2013.
99.1	Press Release of NetSpend Holdings, Inc. dated May 29, 2013.
99.2	Memorandum of Understanding, dated May 29, 2013.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.
By:	/s/ STEVEN F. COLEMAN Name: Steven F. Coleman Title: Secretary and General Counsel

Date: May 29, 2013

EXHIBIT INDEX

Exhibit No.	Description
2.1	First Amendment to Agreement and Plan of Merger, dated May 29, 2013.
99.1	Press Release of NetSpend Holdings, Inc. dated May 29, 2013.
99.2	Memorandum of Understanding, dated May 29, 2013.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01. Other Events.
ADJOURNMENT OF SPECIAL MEETING
PRELIMINARY SETTLEMENT OF CERTAIN LITIGATION
SUPPLEMENT TO PROXY STATEMENT
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX